UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : September 25, 2003

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2003 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2003-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-05                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2003-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2003, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On September 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 25, 2003 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2003-A
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             JPMorgan Chase Bank,


Date:  October 2, 2003        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                             Name:  Mark W. McDermott
                             Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders September 25, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  September 25, 2003



                      Centex Home Equity Loan Trust 2003-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 September 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1         85,250,000.00    69,737,654.94    5,474,350.17     106,698.61     5,581,048.78     0.00        0.00       64,263,304.77
AF_2         15,500,000.00    15,500,000.00            0.00      27,822.50        27,822.50     0.00        0.00       15,500,000.00
AF_3         47,400,000.00    47,400,000.00            0.00     106,966.00       106,966.00     0.00        0.00       47,400,000.00
AF_4         63,000,000.00    63,000,000.00            0.00     196,875.00       196,875.00     0.00        0.00       63,000,000.00
AF_5          6,110,000.00     6,110,000.00            0.00      21,593.76        21,593.76     0.00        0.00        6,110,000.00
AF_6         24,200,000.00    24,200,000.00            0.00      73,689.00        73,689.00     0.00        0.00       24,200,000.00
AV_1        129,053,000.00   116,567,260.63    4,975,556.14     139,524.54     5,115,080.68     0.00        0.00      111,591,704.49
AV_2        128,987,000.00   114,335,749.29    6,542,367.07     137,838.10     6,680,205.17     0.00        0.00      107,793,382.22
M_1          42,000,000.00    41,999,999.99            0.00      63,653.33        63,653.33     0.00        0.00       41,999,999.99
M_2          31,500,000.00    31,500,000.00            0.00      77,035.00        77,035.00     0.00        0.00       31,500,000.00
M_3          19,500,000.00    19,500,000.00            0.00      63,136.67        63,136.67     0.00        0.00       19,500,000.00
B             7,500,000.00     7,500,000.00            0.00      29,772.92        29,772.92     0.00        0.00        7,500,000.00
R_1                   0.00             0.00            0.00           0.00             0.00     0.00        0.00                0.00
TOTALS      600,000,000.00   557,350,664.85   16,992,273.38   1,044,605.43    18,036,878.81     0.00        0.00      540,358,391.47

AIO_I        82,656,000.00    54,000,000.00            0.00     225,000.00       225,000.00        0.00        0.00    54,000,000.00
AIO_II       53,190,000.00    30,300,000.00            0.00     101,000.00       101,000.00        0.00        0.00    30,300,000.00
AIO_III      53,190,000.00    30,300,000.00            0.00     101,000.00       101,000.00        0.00        0.00    30,300,000.00
X_IO              1,927.13   557,350,664.85            0.00           7.91             7.91        0.00        0.00   542,671,830.21

-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1       153214GH7     818.03700809     64.21525126  1.25159660        65.46684786       753.82175683        AF_1     1.836000 %
AF_2       153214GJ3   1,000.00000000      0.00000000  1.79500000         1.79500000     1,000.00000000        AF_2     2.154000 %
AF_3       152314GK0   1,000.00000000      0.00000000  2.25666667         2.25666667     1,000.00000000        AF_3     2.708000 %
AF_4       152314GL8   1,000.00000000      0.00000000  3.12500000         3.12500000     1,000.00000000        AF_4     3.750000 %
AF_5       152314GM6   1,000.00000000      0.00000000  3.53416694         3.53416694     1,000.00000000        AF_5     4.241000 %
AF_6       152314GN4   1,000.00000000      0.00000000  3.04500000         3.04500000     1,000.00000000        AF_6     3.654000 %
AV_1       152314GP9     903.25107227     38.55436247  1.08114139        39.63550386       864.69670980        AV_1     1.390000 %
AV_2       152314GQ7     886.41296635     50.72113523  1.06862009        51.78975532       835.69183111        AV_2     1.400000 %
M_1        152314GR5     999.99999976      0.00000000  1.51555548         1.51555548       999.99999976        M_1      1.760000 %
M_2        152314GS3   1,000.00000000      0.00000000  2.44555556         2.44555556     1,000.00000000        M_2      2.840000 %
M_3        152314GT1   1,000.00000000      0.00000000  3.23777795         3.23777795     1,000.00000000        M_3      3.760000 %
B          152314GU8   1,000.00000000      0.00000000  3.96972267         3.96972267     1,000.00000000        B        4.610000 %
TOTALS                   928.91777475     28.32045563  1.74100905        30.06146468       900.59731912

AIO_I      N/A           653.31010453      0.00000000  2.72212544         2.72212544       653.31010453        AIO_I    5.000000 %
AIO_II     N/A           569.65595037      0.00000000  1.89885317         1.89885317       569.65595037        AIO_II   4.000000 %
AIO_III    N/A           569.65595037      0.00000000  1.89885317         1.89885317       569.65595037        AIO_III  4.000000 %
X_IO       N/A               ########      0.00000000  4.10454925         4.10454925               ####        X_IO     0.000000 %
--------------------------------------------------------------------------------------------------  ------------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                    ---------------------------------------
                                      -5-

Sec. 7.09(ii)             Distributions Allocable to Principal
                          Group I
                          Scheduled Monthly Payments                                                             273,791.73
                          Curtailments                                                                            27,156.60
                          Prepayments in Full                                                                  4,425,576.60
                          Loans Repurchased by Seller                                                                  0.00
                          Substitution Amounts                                                                         0.00
                          Net Liquidation Proceeds                                                                 1,081.56

                          Group II
                          Scheduled Monthly Payments                                                             101,049.25
                          Curtailments                                                                           488,768.25
                          Prepayments in Full                                                                  3,708,484.55
                          Loans Repurchased by Seller                                                                  0.00
                          Substitution Amounts                                                                         0.00
                          Net Liquidation Proceeds                                                                     0.00

                          Group III
                          Scheduled Monthly Payments                                                             101,871.97
                          Curtailments                                                                             4,246.49
                          Prepayments in Full                                                                  5,545,726.08
                          Loans Repurchased by Seller                                                                  0.00
                          Substitution Amounts                                                                         0.00
                          Net Liquidation Proceeds                                                                     0.00

                          Subordination Increase Amount                                                        2,314,520.29
                          Excess Overcollateralization Amount                                                          0.00

Sec. 7.09(iv)             Class Interest Carryover Shortfall
                          Class AF-1                                                                                   0.00
                          Class AF-2                                                                                   0.00
                          Class AF-3                                                                                   0.00
                          Class AF-4                                                                                   0.00
                          Class AF-5                                                                                   0.00
                          Class AF-6                                                                                   0.00
                          Class AV-1                                                                                   0.00
                          Class AV-2                                                                                   0.00
                          Class M-1                                                                                    0.00
                          Class M-2                                                                                    0.00
                          Class M-3                                                                                    0.00
                          Class B                                                                                      0.00

Sec. 7.09(v)              Class Principal Carryover Shortfall
                          Subordinate Certificates
                          Class M-1                                                                                    0.00
                          Class M-2                                                                                    0.00
                          Class M-3                                                                                    0.00
                          Class B                                                                                      0.00

Sec. 7.09(vi)             Aggregate Loan Balance of Each Group
                          Group I Beginning Aggregate Loan Balance                                           225,947,654.94
                          Group I Ending Aggregate Loan Balance                                              221,218,966.89

                          Group II Beginning Aggregate Loan Balance                                          166,829,830.27
                          Group II Ending Aggregate Loan Balance                                             162,531,528.22

                          Group III Beginning Aggregate Loan Balance                                         164,573,179.64
                          Group III Ending Aggregate Loan Balance                                            158,921,335.10
Sec. 7.09(vii)            Overcollateralization
                          Total Overcollateralization Amount                                                   2,313,438.73
                          Total Required Overcollateralization Amount                                         15,000,048.18

Sec. 7.09(viii)           Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)             Substitution Amounts
                          Group I                                                                                      0.00
                          Group II                                                                                     0.00
                          Group III                                                                                    0.00

Sec. 7.09(ix)             Loan Purchase Price Amounts
                          Group I                                                                                      0.00
                          Group II                                                                                     0.00
                          Group III                                                                                    0.00

Sec. 7.09(x)              Weighted Average Net Coupon Rate
                          Group I                                                                                  8.2891 %
                          Group II                                                                                 7.9875 %
                          Group III                                                                                8.1294 %

Sec. 7.09(xi)             Monthly Remittance Amount
                          Group I                                                                              6,288,698.86
                          Group II                                                                             5,409,096.58
                          Group III                                                                            6,767,083.36

Sec. 7.09(xi)             Weighted Average Gross Margin
                          Group II Loans                                                                           8.2946 %
                          Group III Loans                                                                          8.3443 %
Sec. 7.09(xiv)            Largest Loan Balance
                          Group I                                                                                588,456.68
                          Group II                                                                               352,737.08
                          Group III                                                                              624,836.18

Sec. 7.09(xv)             Basic Principal Amount
                          Group I                                                                              4,727,606.49
                          Group II                                                                             4,298,302.05
                          Group III                                                                            5,651,844.54

Sec. 7.09(xvi)            Net Wac Cap Carryover Paid
                          Group I                                                                                      0.00
                          Group II                                                                                     0.00
                          Group III                                                                                    0.00
                          Subordinate                                                                                  0.00

Sec. 7.09(xvi)            Remaining Net Wac Cap Carryover
                          Group I                                                                                      0.00
                          Group II                                                                                     0.00
                          Group III                                                                                    0.00
                          Subordinate                                                                                  0.00

Sec. 7.09(xviii)          Net Wac Cap
                          Group I Net WAC Cap                                                                        7.09 %
                          Group II Net WAC Cap                                                                       7.03 %
                          Group III Net WAC Cap                                                                      7.15 %
                          Subordinate Net WAC Cap                                                                    7.09 %

Sec. 7.09(xix)            Applied Realized Loss Amounts
                          Subordinate Certificates
                          Class M-1                                                                                    0.00
                          Class M-2                                                                                    0.00
                          Class M-3                                                                                    0.00
                          Class B                                                                                      0.00

Sec. 7.09(xx)             Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)           Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                                 Group 1
                                                                                           Principal
                                                 Period                Number                Balance              Percentage
                                                30-59 days                     55             2,541,675.07                  1.15 %
                                                60-89 days                     21               970,544.59                  0.44 %
                                                90+days                        10               530,160.98                  0.24 %
                                                Total                      86                 4,042,380.64                  1.83 %
                                                 Group 2
                                                                                           Principal
                                                 Period                Number                Balance              Percentage
                                                30-59 days                     24             1,916,966.11                  1.18 %
                                                60-89 days                     15             1,639,108.09                  1.01 %
                                                90+days                         4               412,975.46                  0.25 %
                                                Total                      43                 3,969,049.66                  2.44 %
                                                 Group 3
                                                                                           Principal
                                                 Period                Number                Balance              Percentage
                                                30-59 days                     41             2,616,021.12                  1.65 %
                                                60-89 days                     12               827,978.42                  0.52 %
                                                90+days                         8               584,709.90                  0.37 %
                                                 Total                         61             4,028,709.44                  2.54 %
                                                 Group Totals
                                                                                           Principal
                                                 Period                Number                Balance              Percentage
                                                30-59 days                    120             7,074,662.30                  1.30 %
                                                60-89 days                     48             3,437,631.10                  0.63 %
                                                90+days                        22             1,527,846.34                  0.28 %
                                                 Total                        190            12,040,139.74                  2.21 %

Sec. 7.09(b)(ii)          Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          22            1,581,684.08                  0.71 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          16            1,345,627.28                  0.83 %
                                                 Group 3
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           6              910,317.25                  0.57 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          44            3,837,628.61                  0.71 %

Sec. 7.09(b)(iii)         Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy

                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          15              642,992.16                  0.29 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           9              945,322.57                  0.58 %
                                                 Group 3
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          11              787,862.67                  0.50 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          35            2,376,177.40                  0.44 %

Sec. 7.09(b)(iii)         Balloon Loans
                          Number of Balloon Loans                                                                          105.00
                          Balance of Balloon Loans                                                                   7,151,410.85


Sec. 7.09(b)(iv)          Number and Aggregate Principal Amounts of REO Loans
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           1              121,335.10                  0.07 %
                                                 Group 3
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           1              133,311.26                  0.08 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           2              254,646.36                  0.05 %

Sec. 7.09(b)(v)           Book Value of REO Loans
                          Group I                                                                                            0.00
                          Group II                                                                                     121,500.00
                          Group III                                                                                          0.00

Sec. 7.09(b)(vi)          Realized Losses
                          Group I:
                          Monthly Realized Losses                                                                            0.00
                          Cumulative Realized Losses                                                                     7,926.57
                          Group II:
                          Monthly Realized Losses                                                                            0.00
                          Cumulative Realized Losses                                                                         0.00
                          Group III:
                          Monthly Realized Losses                                                                            0.00
                          Cumulative Realized Losses                                                                         0.00

Sec. 7.09(b)(vii)         Net Liquidation Proceeds
                          Group I                                                                                        1,081.56
                          Group II                                                                                           0.00
                          Group III                                                                                          0.00

Sec. 7.09(b)(viii)        60+ Delinquency Percentage (Rolling Three Month)                                               1.3728 %

Sec. 7.09(b)(ix)          Cumulative Loss Percentage                                                                       0.00 %
                          Cumulative Realized Losses Since Cut-Off Date                                                  7,926.57
                          Aggregate Loan Balance as of the Cut-Off Date                                            600,001,927.13

Sec. 7.09(b)(x)           Has a Trigger Event Occurred?                                                                        NO

                          1-Month LIBOR for Current Distribution Date                                                   1.11000 %


